UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                        Securities Exchange Act of 1934


Check the appropriate box:

[ ] Preliminary Information Statement.

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))

[X] Definitive Information Statement.

                        THE ADVISORS' INNER CIRCLE FUND
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified In Charter)
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5)   Total fee paid:

          ----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3)   Filing Party:

          ----------------------------------------------------------------------

     4)   Date Filed:

          ----------------------------------------------------------------------

                        THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                     CORNERSTONE ADVISORS REAL ASSETS FUND

        IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF INFORMATION
                                   STATEMENT

                   THE INFORMATION STATEMENT IS AVAILABLE AT
                     HTTP://WWW.BUILDBEYOND.COM/INVESTMENT

August 22, 2017

As a shareholder of the Cornerstone Advisors Real Assets Fund (the "Fund"), a series of The Advisors' Inner Circle Fund (the "Trust") managed by Cornerstone Advisors, Inc., you are receiving this notice regarding the internet availability of an information statement (the "Information Statement") relating to the hiring of BlackRock International Limited ("BIL") as a sub-sub-adviser to the Fund. This notice presents only an overview of the more complete Information Statement. We encourage you to review all of the important information contained in the Information Statement. The Information Statement is for informational purposes only and, as a shareholder of the Fund, you need not take any action.

SUMMARY OF INFORMATION STATEMENT

As discussed in greater detail in the Information Statement, at a meeting held on May 22, 2017, the Board of Trustees of the Trust (the "Board") approved an investment sub-sub-advisory agreement between BlackRock Financial Management, LLC ("BlackRock"), an investment sub-adviser to the Fund, and BIL, pursuant to which BIL serves as an investment sub-sub-adviser to the Fund. The appointment of BIL became effective on June 1, 2017 when BIL began managing assets of the Fund.

Pursuant to the terms of an exemptive order issued by the U.S. Securities and Exchange Commission, the Fund may retain sub-advisers with the approval of the Board, but without obtaining shareholder approval. A condition of this order requires the Fund to furnish shareholders with information about new sub-advisers and their sub-advisory agreements. Accordingly, the purpose of the Information Statement is to furnish shareholders with detailed information about BIL and the new sub-sub-advisory agreement.

You may print and view the full Information Statement on the internet at http://www.buildbeyond.com/investment. The Information Statement will be available on the website until at least November 30, 2017. To view and print the Information Statement, click on the link of the Information Statement in order to open the document. A paper or email copy of the Information Statement is available, free of charge, by contacting the Fund by telephone at 1-888-762-1442 or by mail at: Cornerstone Funds, c/o DST Systems, Inc., PO Box 219009, Kansas City, MO 64121-9009 until November 30, 2017. The Fund's most recent annual and semi-annual reports are available upon request, without charge, by contacting your financial intermediary, writing to the Fund at:
Cornerstone Funds, c/o DST Systems, Inc., PO Box 219009, Kansas City, MO 64121-9009 or calling 1-888-762-1442.

                        THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                     CORNERSTONE ADVISORS REAL ASSETS FUND

                             INFORMATION STATEMENT

                                AUGUST 22, 2017

This information statement (the "Information Statement") is being made available to the shareholders of the Cornerstone Advisors Real Assets Fund (the "Fund"), a series of The Advisors' Inner Circle Fund (the "Trust") managed by Cornerstone Advisors, Inc. ("Cornerstone"). This Information Statement relates to the approval by the Board of Trustees of the Trust (the "Board" or the "Trustees") of an investment sub-sub-advisory agreement between BlackRock Financial Management, LLC ("BlackRock"), an investment sub-adviser to the Fund, and BIL, pursuant to which BIL serves as an investment sub-sub-adviser to the Fund (the "Sub-Sub-Advisory Agreement").

Pursuant to the terms of an exemptive order issued by the U.S. Securities and Exchange Commission (the "SEC"), the Fund may retain sub-advisers with the approval of the Board, but without obtaining shareholder approval. A condition of this order requires the Fund to furnish shareholders with information about BIL and the Sub-Sub-Advisory Agreement.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

Pursuant to the terms of an exemptive order issued by the SEC on February 11, 2014 (the "Exemptive Order"), the Fund employs a so-called "manager of managers" arrangement. Section 15(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to the fund. The Exemptive Order exempts the Fund from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Fund to retain sub-advisers without shareholder approval, subject to Board approval and certain other conditions.

As described in more detail below, at its Board meeting held on May 22, 2017 (the "Meeting"), the Board approved the appointment of BIL as an investment sub-sub-adviser to the Fund and the Sub-Sub-Advisory Agreement. The appointment of BIL became effective on June 1, 2017 when BIL began managing assets of the Fund.

Cornerstone and BlackRock recommended that the Board approve BIL as a sub-sub-adviser of the Fund to enable Christopher Allen, an employee of BIL, to serve as a portfolio manager of the Fund. Mr. Allen has been an employee of BIL since 2006. Prior to joining BIL, Mr. Allen was a member of the Euro Fixed Income team at Merrill Lynch Investment Managers. Mr. Allen earned an M.A., with first class honors, in Mathematics from Oxford University in 2004.

THE BOARD'S CONSIDERATIONS IN APPROVING THE SUB-SUB-ADVISORY AGREEMENT

In preparation for the Meeting, the Trustees requested that Cornerstone, BlackRock and BIL furnish information necessary to evaluate the terms of the Sub-Sub-Advisory Agreement. The Trustees used this information, as well as other information that Cornerstone, BlackRock, BIL and other service providers of the Fund presented or submitted to the Board at the Meeting, to help them decide whether to approve the Sub-Sub-Advisory Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from Cornerstone, BlackRock, BIL and other service providers of the Fund regarding:
(i) the nature, extent and quality of the services to be provided by BIL; (ii) BIL's investment management personnel; (iii) BIL's operations and financial condition; (iv) BIL's brokerage practices (including any soft dollar arrangements) and investment strategies; (v) BIL's compliance program, including a description of material compliance matters and material compliance violations; (vi) BIL's policies on and compliance procedures for personal securities transactions; (vii) BIL's investment experience; (viii) the rationale for Cornerstone and BlackRock recommending BIL; and (ix) BlackRock's performance in managing the Fund.

Representatives from Cornerstone, BlackRock and BIL, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Meeting to help the Trustees evaluate BIL's services and other aspects of the Sub-Sub-Advisory Agreement. The Trustees who are not parties to the Sub-Sub-Advisory Agreement nor are considered "interested persons" (as such term is defined in the 1940 Act) of any party to the Sub-Sub-Advisory Agreement (the "Independent Trustees") received advice from independent counsel and met in executive session outside the presence of Fund management, Cornerstone, BlackRock and BIL.

At the Meeting, the Board, including a majority of the Independent Trustees, voting separately, approved the Sub-Sub-Advisory Agreement. In considering the approval of the Sub-Sub-Advisory Agreement, the Board considered various factors that they determined were relevant, including the nature, extent and quality of the services to be provided by BIL, as discussed in further detail below. The Board also took into account the conclusions the Board made when considering and evaluating the renewal of the investment sub-advisory agreement between Cornerstone and BlackRock (the "Sub-Advisory Agreement") at the Meeting as part of its considerations to approve the Sub-Sub-Advisory Agreement.

          NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY BIL

In considering the nature, extent and quality of the services to be provided by BIL, the Board reviewed the portfolio management services to be provided by BIL to the Fund, including the quality and continuity of BIL's portfolio management personnel, the resources of BIL and BIL's compliance history and compliance program. The Trustees reviewed the terms of the proposed Sub-Sub-Advisory Agreement. The Trustees also reviewed BIL's proposed investment and risk management approaches for the Fund. The Trustees considered that Cornerstone and BlackRock would supervise and monitor the performance of BIL. The most recent investment adviser registration form ("Form ADV") for BIL was provided to the Board, as was the response of BIL to a detailed series of questions which included, among other things, information about the investment sub-advisory services to be provided by BIL to the Fund.

The Trustees also considered other services to be provided to the Fund by BIL such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund's investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by BIL would be satisfactory.

          COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE

The Trustees considered that BlackRock, not the Fund, would pay BIL pursuant to the Sub-Sub-Advisory Agreement out of the sub-advisory fee BlackRock receives from the Fund, and that the Board had concluded that (i) the sub-advisory fee payable by the Fund to BlackRock was reasonable in light of the nature and quality of the services rendered by BlackRock; (ii) the profit margin of BlackRock with respect to the management of the Fund was not unreasonable; and
(iii) the sub-advisory fee payable by the Fund to BlackRock was reasonable in light of the information that was provided to the Trustees by BlackRock with respect to economies of scale.

          INVESTMENT PERFORMANCE

Because BIL is new to the Fund and has not managed Fund assets, it did not yet have an investment performance record with respect to the Fund. Accordingly, the Trustees did not make any conclusions regarding BIL's investment performance with respect to the Fund, but will do so during future considerations of the Sub-Sub-Advisory Agreement.

          APPROVAL OF THE SUB-SUB-ADVISORY AGREEMENT

Based on the Board's deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees' counsel, unanimously concluded that the terms of the Sub-Sub-Advisory Agreement were fair and reasonable and agreed to approve the Sub-Sub-Advisory Agreement for an initial term of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

DESCRIPTION OF THE MATERIAL TERMS OF THE SUB-SUB-ADVISORY AGREEMENT

The Sub-Sub-Advisory Agreement is included as Exhibit A to this Information Statement. Set forth below is a summary of all material terms of the Sub-Sub-Advisory Agreement. Although the summary below is qualified in its entirety by reference to the Sub-Sub-Advisory Agreement, shareholders should still read the summary below carefully.

     o    INVESTMENT ADVISORY SERVICES

BIL is responsible for assisting BlackRock in providing the following investment advisory services to the Fund: (i) regularly providing the Fund with investment research, advice and supervision; (ii) continuously furnishing an investment program for the portion of the Fund's assets allocated to it by Cornerstone; (iii) deciding what securities and other assets of the Fund will be purchased, retained or sold with respect to the portion of the Fund's assets allocated to it; (iv) arranging for the purchase and the sale of securities and other assets held by the Fund by placing purchase and sale orders with brokers or dealers selected by BlackRock; (v) in its selection of brokers or dealers and the placing of orders, seeking the most favorable execution and net price available under the circumstances; and (vi) providing Cornerstone or the Board with periodic reports concerning the obligations BlackRock has assumed under the Sub-Advisory Agreement as Cornerstone or the Board may reasonably request. All services provided by BIL under the Sub-Sub-Advisory Agreement are required to be performed in accordance with the Fund's registration statement, compliance policies and procedures, and governing documents, the instructions and directions of Cornerstone, BlackRock and the Board, and the requirements of the 1940 Act and other applicable laws.

     o    LIABILITY OF BIL

BIL shall not be liable for any error of judgment or mistake of law or for any loss suffered by BlackRock or by the Trust or the Fund in connection with the performance of the Sub-Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on BIL's part in the performance of its duties or from reckless disregard by it of its duties under the Sub-Sub-Advisory Agreement.

     o    MAINTENANCE OF BOOKS AND RECORDS

Under the Sub-Sub-Advisory Agreement, BIL is required to maintain separate books and detailed records of all matters pertaining to the securities and other assets advised by BIL as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by BlackRock or Cornerstone or the Fund's other service providers) relating to its responsibilities under the Sub-Sub-Advisory Agreement, and shall preserve such records for the periods and in the manner prescribed by Rule 31a-2 under the 1940 Act.

     o    DURATION AND TERMINATION

The Sub-Sub-Advisory Agreement is scheduled to continue in effect for an initial two year term, and may be continued from year to year thereafter if approved by both (a) a majority vote of the Board or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Sub-Advisory Agreement can be terminated (a) by the Trust, without the payment of any penalty, either (i) by vote of its Board or (ii) by the vote of a majority of the outstanding voting securities of the Fund, (b) by BlackRock at any time, without the payment of any penalty, on not more than 60 days' written notice to BIL, or (c) by BIL at any time, without the payment of any penalty, on not more than 60 days' written notice to BlackRock. The Sub-Sub-Advisory Agreement will terminate automatically in the event of its assignment or the termination of the Sub-Advisory Agreement.

     o    GOVERNING LAW

The Sub-Sub-Advisory Agreement is governed by and construed in accordance with the substantive laws of the State of Delaware.

INFORMATION ABOUT BIL

BIL, Exchange Place One, 1 Semple Street, Edinburgh EH3 8BL, Scotland, is a corporation organized under the laws of Scotland that serves as investment sub-sub-adviser to the Fund. BIL is a wholly-owned indirect subsidiary of BlackRock, Inc., a Delaware corporation which was established in 1988. As of December 31, 2016, BIL had approximately $16.5 billion in assets under management.

Listed below are the names and titles of each principal executive officer and director of BIL. The address of each principal executive officer and director is Exchange Place One, 1 Semple Street, Edinburgh EH3 8BL, United Kingdom.

--------------------------------------------------------------------------------
          NAME                                            TITLE
--------------------------------------------------------------------------------
BlackRock Group Limited                     Sole Shareholder of the Applicant
--------------------------------------------------------------------------------
Colin Roy Thomson                           Chief Financial Officer, Director
--------------------------------------------------------------------------------
Nicholas James Charrington                  Director
--------------------------------------------------------------------------------
Nicholas Charles Dalton Hall                Director
--------------------------------------------------------------------------------
Richard Michael Webb                        Director
--------------------------------------------------------------------------------
James Edward Fishwick                       Director
--------------------------------------------------------------------------------
David Jakob Blumer                          Director
--------------------------------------------------------------------------------
Eleanor Judith De Freitas                   Director
--------------------------------------------------------------------------------
Margaret Anne Young                         Director
--------------------------------------------------------------------------------
Erica Louise Handling                       General Counsel
--------------------------------------------------------------------------------
Patrick Michael Olson                       Director
--------------------------------------------------------------------------------
Patrick Michael Olson                       Chief Operating Officer
--------------------------------------------------------------------------------
David Jakob Blumer                          Chief Executive Officer
--------------------------------------------------------------------------------
Enda Thomas McMahon                         Chief Compliance Officer
--------------------------------------------------------------------------------
Rudolph Andrew Damm                         Director
--------------------------------------------------------------------------------

BIL currently serves as investment sub-adviser to a portion of the assets of the following mutual funds and employs substantially similar investment strategies in managing the assets of such funds allocated to it as BIL will employ in managing the Fund's assets.

--------------------------------------------------------------------------------
               FUND NAME                             APPROXIMATE FUND NET ASSETS
                                                        (AS OF JUNE 30, 2017)
--------------------------------------------------------------------------------
BlackRock Inflation Protected Bond Portfolio              $2,477.1 million
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

                   INFORMATION ABOUT OTHER SERVICE PROVIDERS

Cornerstone serves as the investment adviser to the Fund. Cornerstone, a Washington corporation formed in 1983, is an investment adviser registered under the Advisers Act. Cornerstone has a principal place of business located 225 108th Avenue NE , Suite 400, Bellevue, Washington 98004-5782. As of December 31, 2016, Cornerstone had approximately $3.3 billion in assets under management. During the most recent fiscal year ended October 31, 2016, the Fund paid Cornerstone advisory fees in the amount of $16,720. Cornerstone did not waive any advisory fees during the most recent fiscal year ended October 31, 2016.

BlackRock, 55 East 52nd Street New York, New York 10055, serves as investment sub-adviser to the Fund. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., a Delaware corporation which was established in 1988. As of December 31, 2016, BlackRock had approximately $5.15 trillion in assets under management.

SEI Investments Global Funds Services ("SEIGFS") serves as the Fund's administrator. SEI Investments Distribution Co. ("SIDCO") serves as the Fund's distributor and principal underwriter. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                              PAYMENT OF EXPENSES

BlackRock will pay the expenses of the preparation, printing and mailing of this information statement.

                     COMMISSIONS PAID TO AFFILIATED BROKERS

During the Fund's most recently completed fiscal year ended October 31, 2016, the Fund did not pay any commissions to affiliated brokers.

                         BENEFICIAL OWNERSHIP OF SHARES

As of August 15, 2017, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of the Fund. On that date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund's outstanding shares.

--------------------------------------------------------------------------------
NAME AND ADDRESS                            NUMBER OF SHARES          % OF FUND
--------------------------------------------------------------------------------
CHARLES SCHWAB & CO INC                      25,791,892.79             99.01%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
--------------------------------------------------------------------------------

The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees, and/or on the records of the Trust's transfer agent.

                 ANNUAL AND SEMI-ANNUAL REPORT TO SHAREHOLDERS

For a free copy of the Fund's annual report dated October 31, 2016, which covers the period from November 1, 2015 to October 31, 2016, or the Fund's semi-annual report dated April 30, 2017, which covers the period from November 1, 2016 to April 30, 2017, shareholders of the Fund may call 1-888-762-1442 or write to the Fund at: Cornerstone Funds, c/o DST Systems, Inc., PO Box 219009, Kansas City, MO 64121-9009.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a voluntary association under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

                                 EXHIBIT INDEX

(A) Investment Sub-Sub-Advisory Agreement, dated June 1, 2017, between BlackRock Financial Management, LLC and BlackRock International Limited, relating to the Cornerstone Advisors Real Assets Fund

                                   EXHIBIT A

                     SUB-SUB-INVESTMENT ADVISORY AGREEMENT

     AGREEMENT dated June 1, 2017, between BlackRock Financial Management, Inc., a Delaware corporation (the "Sub-Advisor"), and BlackRock International Limited, a corporation organized under the laws of Scotland (the "Sub-Sub-Advisor").

     WHEREAS, ADVISORS' INNER CIRCLE FUND (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company;

     WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations;

     WHEREAS, pursuant to an Investment Advisory Agreement, dated as of February 28, 2014 (the "Management Agreement"), a copy of which has been provided to Sub-Advisor, the Trust has retained Cornerstone Advisors Inc. (the "Adviser") to render advisory, management, and administrative services with respect to the Trust's series;

     WHEREAS, the Adviser has retained Sub-Advisor as investment sub-adviser to provide the investment advisory services to the Cornerstone Advisors Real Assets Fund (the "Fund") pursuant to a Sub-Advisory Agreement dated as of February 28, 2014 (the "Sub-Advisory Agreement");

     WHEREAS, the Sub-Advisor wishes to retain Sub-Sub-Advisor to provide it with sub-advisory services as described below in connection with Sub-Advisor's advisory activities with respect to the Fund, and the Trust and the Adviser have agreed that Sub-Advisor may retain an affiliated investment adviser to provide certain advisory activities with respect to the Fund so long as Sub-Advisor shall be as fully responsible to the Trust for the acts and omissions of the Sub-Sub-Advisor as it is for its own acts and omissions;

     WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Sub-Sub-Advisor is willing to furnish such services upon the terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

     1. APPOINTMENT. The Sub-Advisor hereby appoints the Sub-Sub-Advisor to act as sub-advisor with respect to the Fund and the Sub-Sub-Advisor accepts such appointment and agrees to render the services herein set forth for the compensation herein provided. For the purposes of the rules of the Financial Conduct Authority of the United Kingdom and based on information obtained in respect of the Sub-Advisor, the Sub-Advisor will be treated by the Sub-Sub-Advisor as a professional client.

     2. SERVICES OF THE SUB-SUB-ADVISOR. Subject to the succeeding provisions of this section, the oversight and supervision of the Sub-Advisor and the Trust's Board of Trustees, the Sub-Sub-Advisor will perform certain of the day-to-day operations of the Fund, which may include one or more of the following services, at the request of the Sub-Advisor: (a) acting as investment advisor for and managing the investment and reinvestment of those assets of the Fund as the Sub-Advisor may from time to time request and in connection therewith have complete discretion in purchasing and selling such securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (b) arranging, subject to the provisions of
Section 3 hereof, for the purchase and sale of securities and other assets of the Fund; (c) providing investment research and credit analysis concerning the Fund's investments, (d) assisting the Sub-Advisor in determining what portion of the Fund's assets will be invested in cash, cash equivalents and money market instruments, (e) placing orders for all purchases and sales of such investments made for the Fund, and (f) maintaining the books and records as are required to support Fund investment operations. At the request of the Sub-Advisor, the Sub-Sub-Advisor will also, subject to the oversight and supervision of the Sub-Advisor and the Trust's Board of Trustees, provide to the Sub-Advisor or the Trust any of the facilities and equipment and perform any of the services described in Section 1 of the Sub-Advisory Agreement. In addition, the Sub-Sub-Sub-Advisor will keep the Trust and the Sub-Advisor informed of developments materially affecting the Fund and shall, on its own initiative, furnish to the Fund from time to time whatever information the Sub-Sub-Advisor believes appropriate for this purpose. The Sub-Sub-Advisor will periodically communicate to the Sub-Advisor, at such times as the Sub-Advisor may direct, information concerning the purchase and sale of securities for the Fund, including: (a) the name of the issuer, (b) the amount of the purchase or sale, (c) the name of the broker or dealer, if any, through which the purchase or sale will be effected, (d) the CUSIP number of the instrument, if any, and
(e) such other information as the Sub-Advisor may reasonably require for purposes of fulfilling its obligations to the Trust under the Sub-Advisory Agreement. The Sub-Sub-Advisor will provide the services rendered by it under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's Prospectus and Statement of Additional Information (as currently in effect and as they may be amended or supplemented from time to time) and the resolutions of the Trust's Board of Trustees.

     The Sub-Sub-Advisor represents, warrants and covenants that it is authorized and regulated by the Financial Conduct Authority.

     3.   COVENANTS.

          (a) In the performance of its duties under this Agreement, the Sub-Sub-Advisor shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act") and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC"); (ii) any other applicable provision of law; (iii) the provisions of the Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives and policies of the Fund as set forth in the Fund's Registration Statement on Form N-1A and/or the resolutions of the Board of Trustees; and (v) any policies and determinations of the Board of Trustees of the Trust; and

          (b)    In addition, the Sub-Sub-Advisor will:

                 (i) place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this section, in placing orders with brokers and dealers, the Sub-Sub-Advisor will attempt to obtain the best price and the most favorable execution of its orders. The Sub-Advisor has been provided with a copy of the Sub-Sub-Advisor's order execution policy and hereby confirms that it has read and understood the information in the order execution policy and agrees to it. In particular, the Sub-Advisor agrees that the Sub-Sub-Advisor may trade outside of the regulated market or multilateral trading facility. In placing orders, the Sub-Sub-Advisor will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Sub-Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Sub-Advisor or the Sub-Sub-Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Sub-Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Sub-Sub-Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Sub-Advisor and the Sub-Sub-Advisor to the Fund and their other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. Subject to the foregoing and the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Sub-Advisor may select brokers and dealers with which it or the Fund is affiliated;

                (ii) maintain books and records with respect to the Fund's securities transactions and will render to the Sub-Advisor and the Trust's Boardof Trustees such periodic and special reports as they may request;

               (iii) maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Sub-Sub-Advisor makes investment recommendations for the Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund's account are customers of the commercial department of its affiliates; and

                (iv) treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

          (c)  In addition, the Sub-Advisor:

                 (i) agrees that the Sub-Sub-Advisor may aggregate transactions for the Fund with transactions for other clients and/ or its own account. In relation to a particular order, aggregation may operate on some occasions to the advantage of the Sub-Advisor and on other occasions to the Sub-Advisor's disadvantage. However, it must be unlikely that the aggregation of orders and transactions will work overall to the disadvantage of the Sub-Advisor before transactions will be aggregated;

                (ii) instructs the Sub-Sub-Advisor not to make or book client limit orders (being a specific instruction from the Sub-Advisor to buy or sell a financial instrument at a specified price limit or better and for a specified size) in respect of securities admitted to trading on a regulated market which are not immediately executed under prevailing market conditions.

     4. SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Sub-Sub-Advisor or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Sub-Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Sub-Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

     5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Sub-Advisor hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Sub-Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act (to the extent such books and records are not maintained by the Sub-Advisor).

     6. COMPENSATION. Sub-Advisor agrees to pay to Sub-Sub-Advisor and Sub-Sub-Advisor agrees to accept as full compensation for all services rendered by Sub-Sub-Advisor as such a fee, computed daily and payable monthly, as agreed to between Sub-Sub-Advisor and Sub-Advisor from time to time.

     7. LIMITATION ON LIABILITY. The Sub-Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Sub-Advisor or by the Trust or the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement. As used in this Section 7, the term "Sub-Sub-Advisor" shall include any affiliates of the Sub-Sub-Advisor performing services for the Fund contemplated hereby and partners, directors, officers and employees of the Sub-Sub-Advisor and such affiliates.

     8. DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Fund as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust's Board of Trustees or a vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote and (b) by the vote of a majority of the Trustees, who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust or the Sub-Advisor at any time, without the payment of any penalty, upon giving the Sub-Sub-Advisor 60 days' notice (which notice may be waived by the Sub-Sub-Advisor), provided that such termination by the Trust or the Sub-Advisor shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the outstanding voting securities of the Fund entitled to vote, or by the Sub-Sub-Advisor on 60 days' written notice (which notice may be waived by the Trust and the Sub-Advisor), and will terminate automatically upon any termination of the Sub-Advisory Agreement between the Trust and the Sub-Advisor. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms in the 1940 Act.)

     9. NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

     10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

     11. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

     12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

     13. COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.

                                   BLACKROCK FINANCIAL MANAGEMENT, INC.

                                   By. /s/ John Perlowski
                                       ------------------
                                       Name: John Perlowski
                                       Title: Managing Director


                                   BLACKROCK INTERNATIONAL LIMITED

                                   By. /s/ Cathy Carnegie
                                       ------------------
                                       Name: Cathy Carnegie
                                       Title: Managing Director


                                   BLACKROCK INTERNATIONAL LIMITED

                                   By. /s/ Jeremy Agnew
                                       ----------------
                                       Name: Jeremy Agnew
                                       Title: Managing Director